Exhibit 10.8(c)

SECOND AMENDMENT TO EMPLOYMENT
AGREEMENT

This Second Amendment to Employment Agreement is dated as of March 14, 2006 by and between NetBank, Inc. (the “Company”) and Raphael T. Brauch (the “Executive”).

The Employment Agreement between the Company and the Executive dated as of April 1, 2002, as amended by the First Amendment to Employment Agreement dated as of March 1, 2004 (collectively, the “Original Employment Agreement”) is hereby amended as follows:

Amendment to Term.  Section 1.10 of the Original Employment Agreement defining the term “Term” is hereby amended and restated to read as follows:

“1.10                     “Term” means the period commencing on the date hereof and ending on April 1, 2008.”

The amendment set forth above shall be effective immediately.  All other terms and provisions of the Original Employment Agreement shall remain unaffected by this Amendment.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

COMPANY:		EXECUTIVE:

NETBANK, INC.

/s/ Raphael T. Brauch
By:	/s/ Douglas K. Freeman	Name: Raphael T. Brauch
Douglas K. Freeman
Chairman and Chief Executive Officer